UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2006

Sprint Nextel Corporation

(Exact name of registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 703-433-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Separation and Distribution Agreement

On May 1, 2006, Sprint Nextel Corporation (“Sprint Nextel’) entered into a separation and distribution agreement with Embarq Corporation (“Embarq”) that contains the key provisions relating to the separation of Embarq’s business and the distribution of Embarq’s common stock to Sprint Nextel’s shareholders.

The separation and distribution agreement provides that, subject to the terms and conditions contained in the agreement and before the distribution,

•	Sprint Nextel will effect a recapitalization of Embarq’s common stock;

•	Sprint Nextel will contribute to Embarq the subsidiaries that comprise Sprint Nextel’s local telecommunications division;

•	Embarq will enter into a senior credit facility;

•	Embarq will transfer to Sprint Nextel shares of Embarq’s common stock and approximately $6.6 billion in the form of cash and senior notes in consideration for, and as a condition to, Sprint Nextel’s transfer of assets to Embarq;

•	Sprint Nextel will assign or cause to be assigned, and Embarq will assume or cause to be assumed, certain contracts relating to Embarq’s business and Embarq will assign or cause to be assigned, and Sprint Nextel will assume or cause to be assumed, certain contracts relating to Sprint Nextel’s business;

•	Sprint Nextel and Embarq will settle all inter-group indebtedness (except as otherwise agreed) on or before the distribution; and

•	Sprint Nextel will transfer and Embarq will accept or assume certain assets and liabilities relating to Embarq’s business.

The separation and distribution agreement provides that the separation and the completion of the distribution will be subject to several conditions that must be satisfied or waived by Sprint Nextel, in its sole discretion, including:

•	receipt of opinions to the effect that the distribution of Embarq shares by Sprint Nextel to its shareholders will qualify as a tax-free distribution;

•	the private letter ruling issued to Sprint Nextel by the Internal Revenue Service regarding the tax-free status of the distribution continuing to be in effect;

•	execution by Embarq, Sprint Capital Corporation, which is Sprint Nextel’s finance subsidiary, and certain underwriters of an underwriting agreement relating to Sprint Capital Corporation’s resale of the Embarq senior notes;

•	completion of actions and filings necessary or appropriate to comply with federal and state securities laws and effectiveness of registration statements for Embarq’s shares and its senior notes;

•	absence of any violation of law, breaches of agreements and legal or regulatory restraints with respect to the separation and distribution;

•	execution of ancillary agreements; and

•	approximately $6.6 billion in cash and senior notes having been transferred to Sprint Nextel by Embarq.

In general, under the separation and distribution agreement, each party will indemnify the other against certain liabilities from third-party claims to the extent relating to, arising out of or resulting from:

•	failure to discharge the party’s liabilities or agreements; and

•	the operation of its business, whether before or after the distribution.

In addition, Embarq will indemnify Sprint Nextel for any untrue statement or alleged untrue statement of a material fact or material omission or alleged material omission in the registration statements filed in connection with the separation and distribution, other than certain information relating to Sprint Nextel as to which Sprint Nextel will indemnify Embarq.

The foregoing description of the separation and distribution agreement does not purport to be complete and is qualified in its entirety by reference to the separation and distribution agreement, which is filed as Exhibit 2 hereto and incorporated herein by reference.

Embarq 2006 Equity Incentive Plan

Also on May 1, 2006, Sprint Nextel, as the sole shareholder of Embarq, adopted and approved the Embarq 2006 Equity Incentive Plan (the “Embarq Plan”). The Embarq Plan provides for the grant of a wide range of awards related to Embarq common stock, including stock options, restricted stock awards and restricted stock unit awards. As previously reported in Sprint Nextel’s Current Report on Form 8-K filed December 16, 2005, employees of Sprint Nextel (including directors and executive officers) who hold shares of Sprint Nextel restricted stock and/or restricted stock units representing shares of Sprint Nextel common stock on the date of distribution of the Embarq common stock to Sprint Nextel shareholders will receive shares of Embarq restricted stock and restricted stock units representing shares of Embarq common stock. The restricted stock units representing shares of Embarq common stock will be granted under the Embarq Plan and the Embarq restricted stock will be subject to the terms of the Embarq Plan.

The foregoing description of the Embarq Plan does not purport to be complete and is qualified in its entirety by reference to the Embarq Plan, which is filed as Exhibit 10 hereto and incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Stephanie M. Shern submitted her resignation as a director of Sprint Nextel effective April 30, 2006. On May 1, 2006. Ms. Shern was named to the Board of Directors of Embarq.

Item 8.01 Other Events

On April 28, 2006, Sprint Nextel issued a press release in which it announced details for the completion of the spin-off of Embarq. Sprint Nextel will distribute pro rata to its shareholders all of the shares of Embarq common stock by means of a stock dividend on May 17, 2006. The stock dividend of one share of Embarq common stock for every 20 shares of Sprint Nextel voting and non-voting common stock will be paid to holders of Sprint Nextel who hold their shares at the close of business on May 8, 2006, which is the record date for the distribution. A copy of the press release is included as Exhibit 99 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

2	Separation and Distribution Agreement by and between Sprint Nextel Corporation and Embarq Corporation dated as of May 1, 2006 (filed as Exhibit 2.1 to Amendment No. 4 to the Form 10 of Embarq Corporation (File No. 001-32732) filed May 2, 2006 and incorporated herein by reference).

10	Embarq Corporation 2006 Equity Incentive Plan (filed as Exhibit 10.13 to Amendment No. 4 to the Form 10 of Embarq Corporation (File No. 001-32732) filed May 2, 2006 and incorporated herein by reference).

99	Press release announcing details for completion of Embarq spin-off.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sprint Nextel Corporation

May 3, 2006	By:	/s/ Michael T. Hyde
	Name:	Michael T. Hyde
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
2	Separation and Distribution Agreement by and between Sprint Nextel Corporation and Embarq Corporation dated as of May 1, 2006 (filed as Exhibit 2.1 to Amendment No. 4 to the Form 10 of Embarq Corporation (File No. 001-32732) filed May 2, 2006 and incorporated herein by reference.) *

10	Embarq Corporation 2006 Equity Incentive Plan (filed as Exhibit 10.13 to Amendment No. 4 to the Form 10 of Embarq Corporation (File No. 001-32732) filed May 2, 2006 and incorporated herein by reference).

99	Press Release announcing details for completion of Embarq spin-off.

*	Schedules and/or exhibits not filed will be furnished to the Securities and Exchange Commission upon request.